EXHIBIT 32.02

Section 1350 Certification

In connection with this quarterly report of ML APM Global Commodity FuturesAccess LLC (the “Company”) on Form 10-Q for the period ended June 30, 2007 as filed with the Securities Exchange Commission on the date hereof (this “Report”), I, Barbra E. Kocsis, Chief Financial Officer of Merrill Lynch Alternative Investments LLC, the manager of ML APM Global Commodity FuturesAccess LLC, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant of the Sarbanes-Oxley Act of 2002, that:

1. This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2007

By	/s/ BARBRA E. KOCSIS
Barbra E. Kocsis
Chief Financial Officer
(Principal Financial and Accounting Officer)